                                                                   EXHIBIT 10.18

                     PHOENIX REGISTRATION RIGHTS AGREEMENT
                     -------------------------------------


     THIS PHOENIX REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of May 19, 1999 by and between Millitech Corporation, a Massachusetts corporation (the "Company"), and Phoenix Leasing Incorporated, a California corporation ("Phoenix").

     WHEREAS, Phoenix has agreed to loan money to the Company pursuant to the Senior Loan and Security Agreement No. 6240, dated as of May 19, 1999 (the "Loan Agreement");

     WHEREAS, in connection with the Loan Agreement, the Company has issued Phoenix warrants to purchase 44,445 shares (the "Warrant Shares") of Class E Preferred Stock, par value $.01 per share, of the Company pursuant to a Warrant to Purchase Shares of Class E Preferred Stock (the "Class E Warrant") of even date herewith; and

     WHEREAS, as contemplated by the Class E Warrant, the parties desire to enter into this Agreement to grant Phoenix certain rights with respect to the Warrant Shares;

     NOW THEREFORE, in consideration of the transactions contemplated by the Loan Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

     Section 1.  Certain Definitions.  As used in this Agreement, the following
     -------------------------------
terms shall have the following meanings:

     "Act" means the Securities Act of 1933, as amended.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

     "Holder" shall mean Phoenix or any assignee under Section 7 hereof who holds outstanding Registrable Securities which have not been sold to the public.

     "Initial Public Offering" shall mean the effective date of a registration statement under the Act in connection with the initial public offering of the Company's securities for its own account.

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Other Shareholders" shall mean any holders of securities of the Company who are entitled, by agreement with the Company, to have securities included in a registration of securities of the Company.

     "Registrable Securities" shall mean (i) the shares of the Company's common stock ("Common Stock") issuable upon conversion of the Warrant Shares, (ii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Warrant Shares or Common Stock, and (iii) any Common Stock issuable upon conversion, exercise or exchange of convertible securities, warrants, options or similar rights issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Warrant Shares or Common Stock.

     The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses incurred by the Company in connection with a registration, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees and disbursements of a single counsel for all the selling Holders and other security holders for a "due diligence" examination of the Company, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     Section 2.  Company Registration.
     --------------------------------

     (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

         (i)  promptly give to each Holder written notice thereof; and

         (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within 15 days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 2(b). Such written request may specify all or a part of a Holder's Registrable Securities be included in the Company's registration.

     (b) Underwriting.  If the registration of which the Company gives notice is
         ------------
for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(a)(i). In such event the right of any Holder to registration pursuant to
Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company.

Notwithstanding any other provision of Section 2, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, and (a) if such registration is the Initial Public Offering, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant to the notice described herein, and (b) if such registration is other than the Initial Public Offering, the underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting to not less than fifty percent (50%) of the securities included therein (based on aggregate market values). The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by officers and directors of the Company (other than Registrable Securities) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all such Holders and Other Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration at the time of filing the registration statement, except that Registrable Securities held by the Other Shareholders shall be the last to be limited. If any Holder of Registrable Securities or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     Section 3.  Expenses of Registration.  All Registration Expenses incurred
     ------------------------------------
in connection with any registration pursuant to Section 2 shall be borne by the Company.

     Section 4.  Registration Procedures.  In the case of each registration
     -----------------------------------
effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

     (a) Prepare and file with the Commission a registration statement covering the Registrable Securities requested to be registered as expeditiously as reasonably possible and keep such registration effective for a period of nine months; provided, however, that (i) such nine-month period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration in accordance with the provisions of
Section 8; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such nine-month period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

     (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

     (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (d) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities;

     (e) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

     (f) Use its best efforts to cause all the Registrable Securities either (i) to be listed on a national securities exchange (if the Registrable Securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed, if the listing of the Registrable Securities is then permitted under the rules of such exchange, or (ii) to secure designation of all the Registrable Securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure listing on NASDAQ for the Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to Registrable Securities with the National Association of Securities Dealers, Inc.;

     (g) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

     (h) In the case of an underwritten offering, on the date of delivery of the Registrable Securities sold pursuant thereto, cause to be delivered to the selling Holders and the underwriters, opinions of counsel for the Company, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to counsel for the underwriters and counsel for the selling Holders, covering the matters customarily covered in opinions given to underwriters in primary underwritten public offerings. At the time of delivery of any Registrable Securities sold pursuant to an underwritten offering, the Company shall cause to be delivered to the selling Holders and the underwriters a letter from the Company's independent public accountants, addressed to the underwriters and the selling Holders, stating that they are independent public accountants within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent public accountants delivered in connection with underwritten public offerings;

     (i) Make available for inspection by any seller of Registrable Securities, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; in each case as permitted by law and contractual confidentiality restrictions;

     (j) Permit any Holder of Registrable Securities which Holder, in the sole and exclusive judgment, exercised in good faith, of such Holder, might be deemed to be a controlling person of the Company (within the meaning of the Act or the 1934 Act) to participate in the preparation of such registration statement and to request the insertion therein of material, furnished to the Company in writing, which in the judgment of such controlling Holder should be included and which is reasonably acceptable to the Company;

     (k) Use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time; and

     (l) Make such representations and warranties to the selling Holders and the underwriters as are customarily made by issuers to underwriters and selling Holders, as the case may be, in underwritten public offerings.

     Section 5.  Indemnification.
     ---------------------------

     (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person who controls such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter (within the meaning of the Act and the rules and regulations thereunder) against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person who controls such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises from or is based on any untrue statement or omission or alleged untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

     (b) Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, and each Other Shareholder who has the right to register its securities pursuant to this Agreement will be required by the Company to, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter (within the meaning of the Act and the rules and regulations thereunder) each other such Holder and Other Shareholder and each of their officers, directors and partners, and each person who controls such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained if any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, persons, underwriters or controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Shareholder and stated to be specifically for use therein; provided, however, that the obligations of such Holders and Other Shareholders hereunder shall be limited to an amount equal to the proceeds to each such Holder or Other Shareholder of securities sold as contemplated herein.

     (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not unreasonably be withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) In order to provide for just and equitable contribution to joint liability under the Act in any case in which either (i) any Holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder of
         --------  -------
Registrable Securities will be required to contribute any amount in excess of the net proceeds received from the sale of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     Section 6.  Information by Holder.  Each Holder of Registrable Securities,
     ---------------------------------
and each Other Shareholder holding securities included in any registration, shall furnish to the Company such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Section 2 or 4.

     Section 7.  Transfer or Assignment of Registration Rights.  The rights to
     ---------------------------------------------------------
cause the Company to register the Registrable Securities granted by the Company under Section 2 may be transferred or assigned by a Holder to a transferee or assignee of any of the Holder's Registrable Securities, provided that the Company is given written notice by a Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and provided further that the transferee or assignee of such rights assumes the obligations of such Holder under this Agreement.

     Section 8.  "Market Stand-off" Agreement.  Each Holder agrees, if requested
     ----------------------------------------
by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it during the time period following the effective date of a registration statement of the

Company filed under the Act requested by the underwriter, or in the absence of such request, 90 days, provided that:

     (a) such agreement only applies to the first such registration statement of the Company including securities to be sold on its behalf to the public in an underwritten offering; and

     (b) all other Holders, Other Shareholders, principal officers and directors of the Company enter into similar agreements.

     Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of the restricted period.

     Section 9.  Reports Under the 1934 Act.  With a view to making available to
     --------------------------------------
the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

     (a) make and keep public information available, within the meaning of Rule 144, at all times after the effective date of (i) the first registration statement covering an underwritten public offering filed by the Company or (ii) registration by the Company under the 1934 Act;

     (b) following a public offering or a registration under the 1934 Act, file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

     (c) furnish to any Holder forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents filed by the Company with the Commission as may be reasonably requested to permit any such holder to take advantage of any rule or regulation of the Commission permitting the selling of any such securities without registration.

     Section 10.  Mergers, Etc.  The Company shall not, directly or indirectly,
     --------------------------
enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor (i) cash or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Act.

     Section 11.  Miscellaneous.
     --------------------------

     11.1  Governing Law.  This Agreement shall be governed in all respects by
           -------------
the laws of The Commonwealth of Massachusetts.


     11.2  Successors and Assigns.  Except as otherwise expressly provided
           ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     11.3  Entire Agreement; Amendment.  This Agreement constitutes the full
           ---------------------------
and entire understanding and agreement between the parties with regard to the subject hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and Phoenix.

     11.4  Notices.  All notices and other communications required or permitted
           -------
under this Agreement shall be in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, if to the Company, at South Deerfield Research Park, South Deerfield, Massachusetts, 01373, with a copy to David L. Renauld, Esq., Mirick, O'Connell, DeMallie & Lougee LLP, 100 Front Street, Worcester, MA 01608; if to Phoenix, at 2401 Kerner Boulevard, San Rafael, California, 94901, Attention: Asset Management or at such other address as any party may designate by ten days' prior written notice to the other party.

     11.5  Delays or Omissions.  No delay or omission to exercise any right,
           -------------------
power or remedy accruing to any holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default occurring thereafter; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or, default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     11.6   Rights; Separability.  Unless otherwise expressly provided herein,
            --------------------
each Holder's rights hereunder are several rights, not rights jointly held with, any of the other Holders.

     11.7   Titles. The titles of the Sections, paragraphs and subparagraphs of
            ------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     11.8  Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one Agreement.

     11.9  Termination.  The rights granted the Holders pursuant to Section 2
           -----------
hereof shall terminate after the fifth anniversary of the Initial Public
Offering.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              MILLITECH CORP


                              By:_______________________________________
                              Name:
                              Title:


                              PHOENIX LEASING INCORPORATED



                              By:__________________________________
                              Name:
                              Title: